Exhibit 10.38
3rd AMENDMENT TO OFFICE LEASE
VECTOR GROUP LTD. — 10th FLOOR

THIS 3rd AMENDMENT TO OFFICE LEASE (this "Amendment") is made as of January 30, 2023, by and between FROST REAL ESTATE HOLDINGS LLC, a Florida limited liability company ("Landlord") and VECTOR GROUP LTD, a Delaware Corporation (Tenant").

Landlord and Tenant entered into that certain Office Lease, dated as of September 10, 2012 (as amended, the "Lease") as amended on November 12, 2012 (reflecting May 12, 2012 as the lease commencement date), whereby Landlord leased to Tenant the premises as more fully described therein, consisting of approximately 12,390 SF (the "Premises") in the building located at 4400 Biscayne Boulevard, Miami Florida 33137, which Premises are described on Exhibit-A of the Lease; as further amended by that certain 2nd Amendment to Office Lease dated September 1, 2017, extending term to April 30, 2023, and Landlord and Tenant are executing this Amendment in order to modify certain terms of the Lease as previously amended.

NOW THEREFORE, in consideration of the premises and the agreements and covenants contained herein, Landlord and Tenant agree that the Lease is amended and modified as follows:

A. Exercise of Extension:
1.Pursuant to Section 34 B of the Lease, Tenant hereby agrees to exercise the optional 2nd Five (5) years term extension from May 01, 2023 through April 30th, 2028

2.The rent due by the Tenant during the ensuing 5 year term of the Lease is as follows:

Lease Term /Months            Monthly Rent            Annual Rent
5/1/2023 — 4/30/2024        $42,649.31            $511,791.72
5/1/2024 — 4/30/2025        $44,035.41            $528,424.92
5/1/2025 — 4/30/2026        $45,466.56            $545,598.72
5/1/2026 — 4/30/2027        $46,944.22            $563,330.64
5/1/2027 — 4/30/2028        $48,469.91            $581,638.92

B. Miscellaneous:

Except as set forth in this Amendment, all other terms and conditions of the Lease shall remain in full force and effect, and this Amendment is hereby incorporated into and becomes part of the Lease. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control. Defined terms used in this Amendment not defined herein shall have the meaning set forth in the Lease.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

LANDLORD: Frost Real Estate Holdings, LLC

By: Steven Rubin        Title: Executive Vice President

Signature: /s/ Steven Rubin

TENANT: Vector Group LTD

By: Marc N. Bell             Title: Senior Vice President

Signature: /s/ Marc N. Bell